SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                JANUARY 22, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission               IRS Employer
jurisdiction                        File Number              Identification
of incorporation                                             Number

Delaware                              1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On  January  22,  1999  registrant  issued  a  press  release  entitled
Halliburton Enters Agreement to Divest LWD Business pertaining, among other things, to an announcement that registrant has entered into an agreement with W-H Energy Services, Inc. for the sale of its logging-while-drilling (LWD) and related measurement-while-drilling (MWD) business known as PathFinder. The sale is being made to comply with the consent decree registrant entered into with the U.S. Department of Justice on September 29, 1998 in order to conclude the antitrust review of registrant's merger with Dresser Industries, Inc. Completion of the sale of the PathFinder business is subject to approval by the Department of Justice. The sale is expected to be completed in March.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated January 22, 1999.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HALLIBURTON COMPANY




Date:    January 25, 1999        By:  /s/  Susan S. Keith
                                    ------------------------------
                                           Susan S. Keith
                                           Vice President and Secretary







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                                  EXHIBIT INDEX


Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           January 22, 1999
                           Incorporated by Reference



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